113637648_3 Name: Number of Restricted Stock Units subject to Award: Date of Grant: Vesting Commencement Date: ALTUS POWER, INC. 2021 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT This agreement (this “Agreement”) evidences an award (the “Award”) of restricted stock units granted by Altus Power, Inc. (the “Company”) to the individual named above (the “Participant”), pursuant to and subject to the terms of the Altus Power, Inc. 2021 Omnibus Incentive Plan (as amended from time to time, the “Plan”). 1. Grant of Restricted Stock Unit Award. The Company grants to the Participant on the date set forth above (the “Date of Grant”) the number of restricted stock units (the “Restricted Stock Units”) set forth above giving the Participant the conditional right to receive, without payment and pursuant to and subject to the terms and conditions set forth in this Agreement and in the Plan, one share of Stock (a “Share”) with respect to each Restricted Stock Unit forming part of the Award, subject to adjustment pursuant to Section 8 of the Plan in respect of transactions occurring after the date hereof. 2. Vesting. Unless earlier terminated, forfeited, relinquished or expired, the Restricted Stock Units will vest as follows, subject to the Participant remaining in continuous Employment from the Date of Grant through such vesting date: one third of the Restricted Stock Units will vest on each of third, fourth and fifth anniversaries of the Vesting Commencement Date, with the number of Restricted Stock Units that vest on any such date being rounded down to the nearest whole Share and the Award becoming vested as to 100% of the Restricted Stock Units on the fifth anniversary of the Vesting Commencement Date. All Restricted Stock Units that are then unvested and outstanding will vest in full on termination of the Participant’s Employment by the Company without Cause within 12 months following a Change of Control. 3. Delivery of Shares. Subject to Section 5 below and Section 9 of the Plan, the Company shall, as soon as practicable upon the vesting of any portion of the Award (but in no event later than thirty (30) days following the date on which such Restricted Stock Units vest), effect delivery of the Shares with respect to such vested Restricted Stock Units to the Participant (or, in the event of the Participant’s death, to the person to whom the Award has passed by will or the laws of descent and distribution). No Shares will be issued pursuant to this Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Administrator. 4. Forfeiture; Recovery of Compensation. The Administrator may cancel, rescind, withhold or otherwise limit or restrict this Award at any time if the Participant is not in

-2- 113637648_3 compliance with all applicable provisions of this Agreement and the Plan. By accepting, or being deemed to have accepted, this Award, the Participant expressly acknowledges and agrees that his or her rights, and those of any permitted transferee of this Award, under this Award, including the right to any Shares acquired under this Award or proceeds from the disposition thereof, are subject to Section 6.6 of the Plan (including any successor provision). The Participant further agrees to be bound by the terms of any clawback or recoupment policy of the Company that applies to incentive compensation that includes Awards such as the Restricted Stock Units. Nothing in the preceding sentence may be construed as limiting the general application of Section 10 of this Agreement. 5. Dividends; Other Rights. This Award may not be interpreted to bestow upon the Participant any equity interest or ownership in the Company or any subsidiary prior to the date on which the Company delivers Shares to the Participant. The Participant is not entitled to vote any Shares by reason of the granting of this Award or to receive or be credited with any dividends declared and payable on any Share prior to the date on which any such Share is delivered to the Participant hereunder. The Participant will have the rights of a shareholder only as to those Shares, if any, that are actually delivered under this Award. 6. Nontransferability. This Award may not be transferred except as expressly permitted under Section 6.3 of the Plan. 7. Taxes. (a) The Participant expressly acknowledges that the vesting or settlement of the Restricted Stock Units acquired hereunder may give rise to “wages” subject to withholding. No Shares will be delivered pursuant to this Award unless and until the Participant has remitted to the Company in cash or by check (or by such other means as may be acceptable to the Administrator) an amount sufficient to satisfy all taxes required to be withheld in connection with such vesting or settlement. (b) The Participant authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments from any amounts otherwise owed to the Participant, but nothing in this sentence may be construed as relieving the Participant of any liability for satisfying his or her obligation under the preceding provisions of this Section 8. (c) This Award is intended to be exempt from Section 409A of the Code as a short- term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A. 8. Effect on Employment. Neither the grant of this Award, nor the issuance of Shares upon the vesting of this Award, will give the Participant any right to be retained in the employ or service of the Company or any of its subsidiaries, affect the right of the Company or

-3- 113637648_3 any of its subsidiaries to discharge the Participant at any time, or affect any right of the Participant to terminate his or her Employment at any time. 9. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant has been furnished to the Participant. By accepting, or being deemed to have accepted, all or any portion of the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control. 10. Acknowledgements. The Participant acknowledges and agrees that: (a) The grant of the Restricted Stock Units is considered a one-time benefit and does not create a contractual or other right to receive any other award under the Plan, benefits in lieu of such awards or any other benefits in the future. (b) The Plan is a voluntary program of the Company and future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any award, the amount of any award, vesting provisions and purchase price, if any. (c) The value of the Restricted Stock Units is an extraordinary item of compensation outside of the scope of the Participant’s employment. As such, the Restricted Stock Units are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-term service awards, pension or retirement benefits or similar payments. (d) The Award and any Shares delivered under the award are subject to the Company’s Stock Ownership Guidelines, as adopted on February 15, 2022, as such guidelines may be amended, revised or supplemented from time to time (the “Guidelines”). By accepting or being deemed to have accepted the Award, the Participant acknowledges and agrees that he or she will comply with the terms and conditions of the Guidelines. (e) The Participant authorizes the Company to use and disclose to any agent administering the Plan or providing recordkeeping services with respect to the Plan such information and data as the Company shall request in order to facilitate the grant of the Restricted Stock Units, the administration of the Restricted Stock Units and the administration of the Plan, and the Participant waives any data privacy rights he or she may have with respect to such information or the sharing of such information. (f) (i) This Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument, (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder, and (iii) such signature

-4- 113637648_3 by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant. [Signature page follows.]

Signature Page to Restricted Stock Unit Award Agreement 113637648_3 The Company, by its duly authorized officer, and the Participant have executed this Agreement as of the Date of Grant. ALTUS POWER, INC. By: Name: Title: Agreed and Accepted: By: DDLE_NAME_LAST_NAME%-% [Participant’s Name]